UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2024

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2024, Focus Universal Inc. (the “Company”, “we”, “us” or “our”) entered into a placement agency agreement (the “Placement Agency Agreement”), with Univest Securities, LLC (the “Placement Agent”). Pursuant to the Placement Agency Agreement, the Placement Agent agrees to use its reasonable best efforts to sell the Company’s common stock, par value $0.001 per share (the “Common Stock”) in a registered direct offering (the “Offering”). The Placement Agent has no obligation to buy any of the securities from us or to arrange for the purchase or sale of any specific number or dollar amount of securities.

In the Offering, an aggregate of 3,750,000 shares of Common Stock (the “Common Shares”) of the Company are sold to certain institutional purchaser, pursuant to a securities purchase agreement, dated September 15, 2024 (the “Securities Purchase Agreement”). The purchase price of each Common Share is $0.32.

The Offering is being made pursuant to a shelf registration statement (No. 333-260180) on Form S-3, which was declared effective by the U.S. Securities and Exchange Commission on November 16, 2021, and related prospectus supplement.

The gross proceeds from the Offering, after deducting placement agent discounts, commissions, and estimated offering expenses payable by the Company, are approximately $1,068,000. Proceeds from the offering will be used, in part , to continue to build and launch the new software product platform under Lusher Inc.

Pursuant to the Placement Agency Agreement, the Company has agreed to pay the Placement Agent a total cash fee equal to 7.0% of the aggregate gross proceeds received in the Offering and reimburse $30,000 of accountable expenses.

Item 8.01	Other Events.

On September 16, 2024, the Company issued a press release announcing the pricing of a $1.2 million registered direct offering. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Corporate Securities Legal LLP
10.1	Placement Agency Agreement, dated September 15, 2024
10.2	Form of Securities Purchase Agreement between the Company and certain Purchaser, dated September 15, 2024
99.1	Press Release Dated September 16, 2024
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2024

FOCUS UNIVERSAL, INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

3